--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                January 31, 2001

Dear Shareholder:

     The  continued   trend  of  economic  growth  boosted  by  strong  consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

     During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

     The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                          /s/ Ralph L. Schlosstein
--------------------                          ------------------------

Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

                                                                January 31, 2001

Dear Shareholder:

     We are pleased to present the consolidated audited annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the fiscal year ending December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agency securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the year:

                                           --------------------------------------------------------------------------
                                                12/31/00      12/31/99       CHANGE           HIGH           LOW
---------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                   $9.3125        $8.8125         5.67%          $9.3125       $8.5625
---------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                         $9.57          $9.37           2.13%          $9.58         $9.22
---------------------------------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE                      4.98%          6.34%        (21.45)%          6.81%         4.90%
---------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year-end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

     Treasury yields were inverted for much of the year. Yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, partially in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the year, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short-end of the curve, and in December the yield curve regained its characteristic upward slope. For the annual period, the yield on the 10-year Treasury fell from 6.44% on December 31, 1999 to 5.11% on December 31, 2000.

     For the annual period ending December 31, 2000 mortgages lagged Treasuries by 69 bps. Mortgages as measured by the LEHMAN BROTHERS MORTGAGE INDEX, posted a 9.4% total return versus 11.63% for the LEHMAN BROTHERS AGGREGATE INDEX. GNMAs performed well during the period as mortgage rates hovered near 8% which caused prepayments to decline and resulted in an increased demand for GNMAs and other mortgage-backed securities.

     After outperforming Treasuries in 1999, the investment grade credit universe underperformed Treasuries in 2000. The focus in the fourth quarter was on earnings and the early signs of a developing economic slowdown. Sector performance was a key driver of overall performance with defensive sectors such as consumer goods and aerospace/defense doing better. Increased uncertainty in the corporate market has been caused by stock market volatility, poor liquidity, and increased leverage. However, we believe that the biggest opportunity in the fixed income market currently exists in the corporate bond market, which is at the cheapest level in ten years. While fundamentals for corporates remain negative due to higher default rates and high leverage, we believe there has been a significant overshoot in corporate yields relative to Treasuries, as a "soft landing" is still a likely outcome. For the annual period, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 9.14%, underperforming the LEHMAN BROTHERS AGGREGATE INDEX'S 11.63%.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1999 asset composition.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------
Zero CouponBonds                                   28%                 27%
--------------------------------------------------------------------------------
Corporate Bonds                                    26%                 19%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages        8%                  3%
--------------------------------------------------------------------------------
U.S. Government &Agency Securities                  7%                  1%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs        6%                 10%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                              6%                  9%
--------------------------------------------------------------------------------
Asset-Backed Securities                             5%                  7%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities           5%                  5%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                             5%                  5%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities            2%                  9%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities               1%                  4%
--------------------------------------------------------------------------------
CMO Residuals                                       1%                  1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               RATING % OF CORPORATES
                                 -----------------------------------------------
     CREDIT RATING                    DECEMBER 31, 2000     DECEMBER 31, 1999
--------------------------------------------------------------------------------
   AAA or Equivalent                        --                      3%
--------------------------------------------------------------------------------
    AA or Equivalent                        14%                    22%
--------------------------------------------------------------------------------
    A or Equivalent                         46%                    35%
--------------------------------------------------------------------------------
   BBB or Equivalent                        40%                    40%
--------------------------------------------------------------------------------


     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with expected maturities approximating the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have expected maturities or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in the U.S. government and the corporate sectors. Additionally, the Trust maintained its significant weighting in zero coupon bonds. To finance these purchases, the Trust sold mortgage pass-throughs, interest-only mortgage-backed securities, and commercial mortgage-backed securities (CMBS).

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito                     /s/ Michael P. Lustig
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                              BGT
--------------------------------------------------------------------------------
Initial Offering Date:                                   December 28, 1990
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/00:                            $9.3125
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/00:                                $9.57
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/00 ($9.3125)(1):       5.10%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                     $0.0396
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                  $0.4752
--------------------------------------------------------------------------------

----------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*     AMOUNT                                                    VALUE
(UNAUDITED)   (000)            DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--130.2%
                      MORTGAGE PASS-THROUGHS--7.3%
                      Federal Home Loan Mortgage Corp.,
            $14,183@    6.50%, 11/01/25-04/01/28 ...............   $ 13,998,122
                288@    7.50%, 11/01/10, 15 Year ...............        293,921
                164@    8.00%, 02/01/13, 20 Year ...............        168,453
                250     9.00%, 11/01/05, 15 Year ...............        256,527
                      Federal National Mortgage Association,
             18,579@    6.50%, 05/01/26-03/01/29 18,335,094
              5,016     7.25%, 01/01/23, Proj. 797 .............      5,075,684
              2,211     7.50%, 02/01/02-06/01/08,
                          15 Year ..............................      2,258,084
                 39   Government National Mortgage
                        Association,
                        9.00%, 03/15/20 ........................         40,763
                                                                   ------------
                                                                     40,426,648
                                                                   ------------
                      AGENCY MULTIPLE CLASS MORTGAGE
                      PASS-THROUGHS--7.3%
                      Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
              7,127@    Series 90, Class 90-G,
                          10/15/20 .............................      7,359,043
              2,090     Series 1488, Class 1488-F,
                          09/15/06 .............................      2,084,155
              1,003     Series 1488, Class 1488-PF,
                          09/15/06 .............................      1,006,592
              2,000     Series 1601, Class 1601-PG,
                          12/15/06 .............................      1,995,780
             10,000     Series 1686, Class 1686-PG,
                          11/15/23 .............................      9,909,300
              5,765     Series 1797, Class 1797-A,
                          07/15/08 .............................      5,766,472
                      Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
              5,666     Trust 1992-145, Class 145-K,
                          07/25/02 .............................      5,639,640
              1,110     Trust 1992-156, Class 156-H,
                          04/25/06 .............................      1,102,435
                570@    Trust 1993-71, Class 71-PG,
                          07/25/07 .............................        566,622
              1,881     Trust 1993-210, Class 210-PG,
                          02/25/20 .............................      1,866,746
              2,205     Trust 1994-40, Class 40-H,
                          10/25/20 .............................      2,199,862
                756     Government National Mortgage
                          Association,
                          Trust 1996-3, Class 3-C,
                            09/20/20 ...........................        776,510
                                                                   ------------
                                                                     40,273,157
                                                                   ------------
                      ADJUSTABLE & INVERSE FLOATING
                      RATE MORTGAGES--10.7%
                      Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
                921     Series 1580, Class 1580-FD,
                          09/15/06 .............................        912,495
              4,029     Series 1594, Class 1594-S,
                          10/15/08 .............................      3,879,124
                217     Series 1603, Class 1603-MB,
                          10/15/23 .............................        215,035
              1,087     Series 1619, Class 1619-FH,
                          11/15/23 .............................      1,088,432
              1,290     Series 1637, Class 1637-LF,
                          12/15/23 .............................      1,275,799
              5,769     Series 1640, Class 1640-SE,
                          10/15/07 .............................      5,676,967
              1,206     Series 1684, Class 1684-OB,
                          03/15/24 .............................      1,247,913
              2,118     Series 1712, Class 1712-S,
                          08/15/08 .............................      2,086,574
                464     Series 2020, Class 2020-SB,
                          09/15/23 .............................        462,602
                973     Series 2068, Class 2068-SE,
                          06/15/27 .............................        964,731
                      Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
              1,469     Trust G93-17, Class 17-SH,
                          04/25/23 .............................        711,952
              2,000     Trust 1992-155, Class 155-SB,
                          12/25/06 .............................      1,885,800
              6,615     Trust 1993-61, Class 61-FC,
                          11/25/18 .............................      6,538,878
              7,124     Trust 1993-61, Class 61-SC,
                          11/25/18 .............................      7,126,524
                205     Trust 1993-117, Class 117-SA,
                          07/25/08 .............................        209,721
              1,055@    Trust 1993-170, Class 170-SA,
                          09/25/08 .............................      1,043,176
                503     Trust 1993-179, Class 179-SG,
                          10/25/23 .............................        494,943
              2,531     Trust 1993-185, Class 185-SG,
                          04/25/19 .............................      2,462,799
                593@    Trust 1993-185, Class 185-SH,
                          04/25/19 .............................        605,369
             19,914     Trust 1993-225, Class 225-PF,
                          04/25/19 .............................     19,282,353
                890     Trust 1993-225, Class 225-SB,
                          07/25/23 .............................        815,378
                                                                   ------------
                                                                     58,986,565
                                                                   ------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*     AMOUNT                                                    VALUE
(UNAUDITED)   (000)            DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                      INTEREST ONLY MORTGAGE-BACKED
                      SECURITIES--3.1%
                      Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
            $ 5,932     Series G4, Class 4-S,
                          11/25/22 .............................   $    176,096
              4,340     Series G25, Class 25-S,
                          08/25/06 .............................         65,705
                769     Series G39, Class 39-J,
                          03/25/24 .............................         84,106
                  1     Series 186, Class 186-J,
                          08/15/21 .............................         21,926
                 11     Series 1215, Class 1215-P,
                          06/15/06 .............................         38,641
                  1     Series 1375, Class 1375-H,
                          12/15/05 .............................            991
             12,595     Series 1386, Class 1386-S,
                          10/15/07 .............................        834,415
                 11     Series 1434, Class 1434-LA,
                          03/15/19 .............................         51,143
              3,740     Series 1472, Class 1472-S,
                          05/15/06 .............................         99,048
              9,229     Series 1496, Class 1496-GA,
                          03/15/19 .............................        483,255
              4,961     Series 1551, Class 1551-J,
                          07/15/08 .............................        109,449
              3,280     Series 1590, Class 1590-JC,
                          01/15/19 .............................        135,157
              1,727     Series 1626, Class 1626-PV,
                          12/15/08 .............................         85,614
              1,828     Series 1662, Class 1662-P,
                          11/15/07 .............................        114,211
              4,729     Series 1682, Class 1682-SB,
                          09/15/23 .............................        192,131
             41,711     Series 1954, Class 1954-BA,
                          04/15/21 .............................        135,561
             25,751     Series 1954, Class 1954-BB,
                          04/15/21 .............................        154,247
             11,791     Series 1954, Class 1954-LL,
                          05/15/21 .............................         72,516
             11,791     Series 1954, Class 1954-LM,
                          05/15/21 .............................         72,516
              5,917     Series 2049, Class 2049-PK,
                          06/15/14 .............................        170,999
             18,686     Series 2054, Class 2054-PL,
                          10/15/19 .............................      1,505,560
              1,797     Series 2075, Class 2075-ID,
                          11/15/14 .............................         34,805
                      Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
                 16     Trust G93-25, Class 25-N,
                          12/25/19 .............................        232,022
              3,758     Trust G93-26, Class 26-PT,
                          12/25/17 .............................        191,801
              7,778     Trust G93-31, Class 31-PS,
                          08/25/18 .............................        107,181
                 10     Trust 1991-49, Class 49-G,
                          05/25/06 .............................        181,431
              1,023@    Trust 1992-82, Class 82-IO,
                          05/25/22 .............................        224,745
                 16     Trust 1992-108, Class 108-L,
                          07/25/07 .............................        340,051
                673     Trust 1992-208, Class 208-S,
                          11/25/07 .............................         83,280
              7,392     Trust 1993-121, Class 121-PH,
                          01/25/19 .............................        347,179
              3,901     Trust 1993-141, Class 141-PJ,
                          06/25/19 .............................        185,488
              4,639     Trust 1993-154, Class 154-EA,
                          10/25/06 .............................        198,678
              2,883     Trust 1993-226, Class 226-SB,
                          05/25/19 .............................         67,289
                326     Trust 1993-245, Class 245-JA,
                          03/25/19 . ...........................          1,561
              1,575     Trust 1994-42, Class 42-SO,
                          03/25/23 .............................        153,046
             20,598     Trust 1996-15, Class 15-SG,
                          08/25/08 .............................      1,161,316
             12,937     Trust 1996-20, Class 20-SB,
                          10/25/08 . ...........................      2,223,487
              4,484@    Trust 1996-24, Class 24-SB,
                          10/25/08 .............................        505,562
              8,499     Trust 1996-24, Class 24-SJ,
                          01/25/22 .............................      1,561,701
                543     Trust 1996-54, Class 54-SM,
                          09/25/23 .............................         32,726
                971     Trust 1997-35, Class 35-PK,
                          09/18/21 .............................         70,425
             22,653     Trust 1997-35, Class 35-SB,
                          03/25/09 . ...........................        577,030
             24,000@    Trust 1997-44, Class 44-SC,
                          06/25/08 .............................      1,166,376
             24,967     Trust 1997-90, Class 90-L,
                          10/25/19 .............................      1,483,057
              2,891     Trust 1998-44, Class 44-IC,
                          01/18/14 .............................        174,968
                      Government National Mortgage
                        Association,
                699     Series 1997-16, Class 16-PR,
                          12/20/20 .............................         20,550
              9,252@    Series 1998-26, Class 26-IO,
                          10/20/18 .............................        597,929
AAA           5,962   Morgan Stanley Capital I,
                        Series 1998-HF1, Class X,
                          02/15/18 .............................        295,476
N/R             628   Salomon Brothers
                        Mortgage Securities VI,
                        Series 1987-3, Class B,
                          10/23/17 .............................        134,741
                                                                   ------------
                                                                     16,957,188
                                                                   ------------
                      PRINCIPAL ONLY MORTGAGE-BACKED
                      SECURITIES--6.2%
AAA           1,230@  Collateralized Mortgage Obligation,
                        Trust 26, Class A,
                          04/23/17 .............................      1,044,547
                      Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
              2,269     Series 1597, Class 1597-H,
                          07/15/23 .............................      1,619,786


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*     AMOUNT                                                    VALUE
(UNAUDITED)   (000)            DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                      PRINCIPAL ONLY MORTGAGE-BACKED
                      SECURITIES--(CONTINUED)
            $   934     Series 1813, Class 1813-K,
                          02/15/24 .............................   $    887,739
              2,933     Series 1844, Class 1844-PC,
                          03/15/24 .............................      2,759,800
                971     Series 2009, Class 2009-A,
                          12/15/22 .............................        883,159
                      Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
                426     Trust 225, Class 1,
                          06/01/23 . ...........................        353,887
              1,157     Trust 1992-40, Class 40-C,
                          02/25/19 .............................      1,129,763
              1,415     Trust 1993-67, Class 67-B,
                          12/25/21 .............................      1,387,923
              2,617     Trust 1993-92, Class 92-G,
                          05/25/23 .............................      1,570,801
              2,644     Trust 1993-113, Class 113-B,
                          07/25/23 .............................      2,472,356
             11,472     Trust 1993-205, Class 205-EB,
                          09/25/23 .............................     10,915,961
                789     Trust 1993-237, Class 237-C,
                          11/25/23 . ...........................        751,685
              1,000@    Trust 1994-8, Class 8-D,
                          11/25/23 .............................        954,680
              3,053@    Trust 1994-26, Class 26-G,
                          01/25/24 .............................      2,811,951
                550@    Trust 1994-54, Class 54-E,
                          11/25/23 .............................        511,528
              2,120     Trust 1994-87, Class 87-E,
                          03/25/09 .............................      1,721,613
              1,523     Trust 1997-19, Class 19-C,
                          09/25/23 .............................      1,437,185
                706     Trust 1997-19, Class 19-H,
                          10/25/22 .............................        653,967
                                                                   ------------
                                                                     33,868,331
                                                                   ------------
                      COMMERCIAL MORTGAGE-BACKED
                      SECURITIES--0.9%
AA            2,290   Merrill Lynch Mortgage Investors, Inc.,
                        Series 1995-C1, Class C,
                          7.45%, 05/25/15 ......................      2,317,149
AAA           2,000   Paine Webber Mortgage
                        Acceptance Corp.,
                        Series 1995-M1, Class A,
                          6.70%, 01/15/07** ....................      2,036,860
N/R             419   Vendee Mortgage Trust,
                        Series 1995-1, Class 3E,
                          8.00%, 07/15/18 ......................        420,465
                                                                   ------------
                                                                      4,774,474
                                                                   ------------
                      ASSET-BACKED SECURITIES--6.8%
                      Broad Index Secured Trust Offering,**
Baa2          5,000     Series 1998-1A, Class A,
                          6.58%, 03/26/01 ......................      4,987,073
Baa2          5,000     Series 1998-4A, Class B2,
                          8.04%, 09/09/01 . ....................      4,961,500
AAA          20,545   Chase Credit Card Master Trust,
                        Series 1997-5, Class A,
                          6.194%, 08/15/05 .....................     20,680,701

N/R           2,933+  Global Rated Eligible Asset Trust,
                        Series 1998-A, Class A-1,
                          7.33%, 09/15/07**/*** ................        733,259
                      Structured Mortgage Asset
                        Residential Trust, @@/***
N/R           4,053+    Series 1997-2,
                          8.24%, 03/15/06 ......................        810,697
N/R           4,496+    Series 1997-3,
                          8.57%, 04/15/06 . ....................        899,282
A1            4,500   Student Loan Marketing Association,
                        Trust 1995-1, Class CTFS,
                          10/25/09 .............................      4,436,016
                                                                   ------------
                                                                     37,508,528
                                                                   ------------
                      U.S. GOVERNMENT SECURITIES--8.7%
                      U.S. Treasury Notes,
              4,800@    5.50%, 05/15/09 ........................      4,896,000
              1,145@    6.125%, 08/15/07 .......................      1,205,651
                      U.S. Treasury Bonds,
             10,000@    6.125%, 08/15/29 .......................     10,876,600
             27,500@    6.25%, 05/15/30 ........................     30,679,550
                                                                   ------------
                                                                     47,657,801
                                                                   ------------
                      ZERO COUPON BONDS--37.6%
                      Financing Corp. (FICO Strips),
             18,000     03/07/02 ...............................     16,829,460
             29,300     12/27/02 ...............................     26,203,283
                      Government Trust Certificates (Israel),
             19,432     05/15/02 ...............................     18,016,762
             25,000     11/15/02 ...............................     22,632,250
             10,000   Government Trust Certificates (Jordan),
                        05/15/02 ...............................      9,268,800
                      U.S. Treasury Strips,
             51,200@    10/31/02 ...............................     46,585,344
             74,550@    11/30/02 ...............................     67,557,956
                                                                   ------------
                                                                    207,093,855
                                                                   ------------
                      TAXABLE MUNICIPAL BONDS--6.6%
AAA           1,000   Kern County California,
                        Pension Obligation,
                          6.39%, 08/15/02 ......................      1,007,020
AAA           3,510   Long Beach California,
                        Pension Obligation,
                          6.56%, 09/01/02 ......................      3,544,503
AAA           5,000   Los Angeles County California,
                        Pension Obligation,
                          6.54%, 06/30/02 ......................      5,043,450
AAA           8,000   New Jersey Economic Development
                        Auth., Zero Coupon,
                          02/15/03 .............................      7,050,080
                      New York City G.O.,
A+            5,000     6.54%, 03/15/02 ........................      5,033,050
A+            5,000     7.125%, 08/15/02 .......................      5,088,700
A+            5,000     7.34%, 04/15/02 ........................      5,083,850
AA-           1,235   New York St. Environ. Fac. Auth.,
                        6.73%, 09/15/02 ........................      1,244,398
AAA           1,950   San Francisco California
                      International Airport,
                        6.35%, 05/01/02 ........................      1,960,335
AA-           1,000   St. Josephs Health System California,
                        Rev., 7.13%, 07/01/02 ..................      1,015,160
                                                                   ------------
                                                                     36,070,546
                                                                   ------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*     AMOUNT                                                    VALUE
(UNAUDITED)   (000)            DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                      CORPORATE BONDS--34.9%
                      FINANCE & BANKING--13.3%
A           $ 4,900   Ahmanson HF & Co.,
                        8.25%, 10/01/02 ........................   $  5,032,790
A+            4,000   American General Finance,
                        6.25%, 12/18/02 ........................      3,995,262
A3            1,700   Amsouth Bancorp.,
                        6.75%, 11/01/25 ........................      1,670,097
A-            5,000   Bombardier Capital Inc.,
                        7.30%, 12/15/02** ......................      5,077,199
A+            1,000   Ford Motor Credit Co.,
                        8.00%, 06/15/02 ........................      1,021,772
AA-           5,000   Goldman Sachs Group,
                        6.25%, 02/01/03** ......................      4,958,153
                      Lehman Brothers Holdings Inc.,
A             5,000     6.625%, 12/27/02 .......................      5,011,050
A               875     6.75%, 09/24/01                                 874,475
A             5,000     7.25%, 04/15/03 ........................      5,069,806
AA-           1,665   Merrill Lynch & Co. Inc.,
                        5.75%, 11/04/02 ........................      1,654,525
A+            8,235   Morgan JP & Co. Inc.,
                        6.63%, 08/19/02 ........................      8,193,825
                      Nationsbank Corp.,
Aa2           5,000     6.65%, 04/09/02 ........................      5,008,350
Aa2           5,000     7.00%, 09/15/01 ........................      5,029,400
AA+           7,790   Paine Webber Group Inc.,
                        8.25%, 05/01/02 ........................      7,994,332
Aa3           3,000   Salomon Smith Barney Holdings Inc.,
                        5.875%, 02/01/01 .......................      2,998,920
A2           10,000   Textron Financial Corp.,
                        6.927%, 12/09/02 .......................      9,907,813
                                                                   ------------
                                                                     73,497,769
                                                                   ------------
                      INDUSTRIALS--6.7%
A             1,000   Bass America Inc.,
                        8.125%, 03/31/02 .......................      1,018,050
BBB           5,000   Convergys Corp.,
                        7.45%, 09/09/02 ........................      4,990,700
Baa2          5,425   Jones Apparel Group Inc.,
                        6.25%, 10/01/01 ........................      5,361,537
Baa1          5,000   Norfolk Southern Corp.,
                        6.95%, 05/01/02 ........................      5,038,200
Baa2          5,265   Raytheon Co.,
                        6.45%, 08/15/02 ........................      5,260,367
A             4,000   TCI Communications Inc.,
                        9.25%, 04/15/02 ........................      4,127,960
BBB-         10,980   Valero Energy,
                        6.75%, 12/15/02** ......................     10,919,785
                                                                   ------------
                                                                     36,716,599
                                                                   ------------
                      UTILITIES--7.8%
A             4,000   360 Communications,
                        7.125%, 03/01/03 .......................      4,026,120
BBB+          5,000   Centurytel Inc.,
                        7.75%, 10/15/02 ........................      5,111,600
A3            5,000@  Columbia Energy Group,
                        6.61%, 11/28/02 ........................      4,969,650
BBB+         10,000   CSW Investments,
                        6.95%, 08/01/01** ......................      9,989,200
A+            6,000   Duke Energy Corp.,
                        7.125%, 09/03/02 .......................      6,079,296
A-           5,000    MCI Communications Corp.,
                        6.125%, 04/15/02 .......................      4,982,600
Baa1          2,850   Telecom de Puerto Rico,
                        6.15%, 05/15/02 ........................      2,807,131
BBB           5,000   TXU Gas Company,
                        7.625%, 10/15/02 .......................      5,044,150
                                                                   ------------
                                                                     43,009,747
                                                                   ------------
                      YANKEE--7.1%
                      Baan Co. NV,
A-            4,000     4.50%, 12/15/01 ........................      3,766,250
A-            2,975     4.50%, 12/15/01 ........................      2,801,148
N/R             340   Banamex Remittance Master Trust,
                        Ser. 1996-1, 7.57%, 01/01/01** .........        338,865
A             5,000   Corporacion Andina de Fomento,
                        7.10%, 02/01/03 ........................      5,019,750
BBB-          3,500   Empresa Elec. Guacolda SA,
                        7.95%, 04/30/03** ......................      3,466,654
BBB+          1,650   Empresa Elec. Pehuenche,
                        7.30%, 05/01/03 ........................      1,625,474
BBB           2,000   Korea Development Bank,
                        6.50%, 11/15/02 ........................      1,987,440
BBB-          3,324   Republic of Argentina,
                        Zero Coupon, 10/15/01 ..................      2,991,600
BBB-          5,000   Telecom Argentina,
                        9.75%, 07/12/01** ......................      5,025,000
BBB-          5,000   Transpatadora de Gas Tragas,
                        10.25%, 04/25/01 .......................      4,987,500
A-            5,000   Tyco International Group,
                        6.875%, 09/05/02 .......................      5,036,015
BBB+          1,886   YPF Sociedad Anonima,
                        7.50%, 10/26/02 ........................      1,856,366
                                                                   ------------
                                                                     38,902,062
                                                                   ------------
                      Total corporate bonds ....................    192,126,177
                                                                   ------------
                      COLLATERALIZED MORTGAGE
                      OBLIGATION RESIDUALS***--0.1%
                 10   Federal Home Loan Mortgage Corp.,
                        Series 1016, Class 1016-R,
                          11/15/20 .............................          2,785
                      Federal National Mortgage Association,
                        REMIC,
                  1     Trust 1991-9, Class 9-R,
                          02/25/06 .............................         21,100
                  1     Trust 1991-9, Class 9-RL,
                          02/25/06 .............................          1,000
                  1     Trust 1991-48, Class 48-R,
                          05/25/06 .............................         75,590
                  1     Trust 1991-48, Class 48-RL,
                          05/25/06 .............................          1,000
                  5     Trust 1991-50, Class 50-R,
                          05/25/06 .............................        550,300
                                                                   ------------
                                                                        651,775
                                                                   ------------
                      Total long-term investments
                        (cost $703,114,363) ....................    716,395,045
                                                                   ------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*     AMOUNT                                                    VALUE
(UNAUDITED)   (000)            DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENTS--2.3%
                      DISCOUNT NOTE
            $12,900   Federal Home Loan Bank,
                        5.35%, 01/02/01
                        (amortized cost $12,898,083) ...........   $ 12,898,083
                                                                   ------------
                      Total investments--132.5%
                        (cost $716,012,446) ....................    729,293,128
                                                                   ------------
                      Liabilities in excess of other
                        assets--(32.5%) ........................   (178,883,204)
                                                                   ------------
                      NET ASSETS--100% .........................   $550,409,924
                                                                   ============

----------
*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid securities representing 0.56% of net assets.
@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $2,496,754.
+   Security is fair valued. (Note 1)


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
           G.O. -- General Obligation.
          REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $ 716,012,446)
  (Note 1) ....................................................   $729,293,128
Cash ..........................................................        124,230
Interest receivable ...........................................      6,223,532
Due from broker - variation margin ............................         70,313
Unrealized appreciation on interest
   rate swaps (Note 1 & 3) ....................................        226,862
Other assets ..................................................            536
                                                                  ------------
                                                                   735,938,601
                                                                  ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ........................    180,477,763
Dividend payable ..............................................      2,276,444
Interest payable ..............................................        767,338
Investment advisory fee payable (Note 2) ......................        187,310
Administration fee payable (Note 2) ...........................         41,137
Other accrued expenses ........................................      1,778,685
                                                                  ------------
                                                                   185,528,677
                                                                  ------------
NET ASSETS ....................................................   $550,409,924
                                                                  ============
Net assets were comprised of:
  Common stock, at par (Note 5) ...............................       $575,106
  Paid-in capital in excess of par ............................    532,027,878
                                                                  ------------
                                                                   532,602,984

  Undistributed net investment income .........................     40,305,001
  Accumulated net realized loss ...............................    (36,293,269)
  Net unrealized appreciation .................................     13,795,208
                                                                  ------------
  Net assets, December 31, 2000 ...............................   $550,409,924
                                                                  ============
Net asset value per share:
  ($550,409,924 / 57,510,639 shares of
  common stock issued and outstanding) ........................          $9.57
                                                                  ============


--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium
    amortization of $8,926,473 and
    interest expense of $9,648,853) ............................    $28,651,725
                                                                    -----------
Operating expenses
  Investment advisory ..........................................      2,433,285
  Administration ...............................................        540,730
  Legal ........................................................        192,000
  Custodian ....................................................        163,000
  Reports to shareholders ......................................        102,000
  Directors ....................................................         73,000
  Transfer agent ...............................................         69,000
  Independent accountants ......................................         62,000
  Registration .................................................         49,000
  Miscellaneous ................................................        126,776
                                                                    -----------
    Total operating expenses ...................................      3,810,791
                                                                    -----------
Net investment income before excise tax ........................     24,840,934
    Excise tax .................................................      1,483,055
                                                                    -----------
Net investment income ..........................................     23,357,879
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized loss on:
  Investments ..................................................    (10,779,631)
  Futures ......................................................     (8,998,060)
  Short sales ..................................................       (213,281)
                                                                    -----------
                                                                    (19,990,972)
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................     34,971,351
  Futures ......................................................        483,664
  Swaps ........................................................        226,862
  Short sales ..................................................        (90,234)
                                                                    -----------
                                                                     35,591,643
                                                                    -----------
Net gain on investments ........................................     15,600,671
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................    $38,958,550
                                                                    ===========


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..............................................    $38,958,550
                                                                    -----------
Increase in investments ........................................     (5,683,961)
Net realized loss ..............................................     19,990,972
Decrease in unrealized depreciation ............................    (35,591,643)
Decrease in due to broker-variation margin .....................       (320,321)
Increase in interest receivable ................................        (85,932)
Decrease in deposits with
  brokers for short sales ......................................      7,481,250
Decrease in payable for investments sold short .................     (7,265,625)
Increase in interest payable ...................................        105,988
Increase in other assets .......................................           (536)
Decrease in other accrued expenses .............................        (73,293)
                                                                    -----------
  Total adjustments ............................................    (21,443,101)
                                                                    -----------
Net cash flows provided by operating activities ................    $17,515,449
                                                                    ===========

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ................    $17,515,449
                                                                    -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ....................      9,318,638
  Cash dividends paid ..........................................    (27,317,324)
                                                                    -----------
Net cash flows used for financing activities ...................    (17,998,686)
                                                                    -----------
  Net decrease in cash .........................................       (483,237)
  Cash at beginning of year ....................................        607,467
                                                                    -----------
  Cash at end of year ..........................................    $   124,230
                                                                    ===========


--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31
                                                      2000              1999
                                                  ------------     ------------

INCREASE (DECREASE) IN NET ASSETS

Operations:

  Net investment income ........................   $23,357,879      $38,150,947

  Net realized loss ............................   (19,990,972)     (18,621,986)

  Net change in unrealized
    appreciation (depreciation) ................    35,591,643      (33,195,592)
                                                  ------------     ------------

  Net increase (decrease) in net
    assets resulting from
    operations .................................    38,958,550      (13,666,631)

  Dividends from net
    investment income ..........................   (27,317,324)     (27,317,284)
                                                  ------------     ------------
  Total increase (decrease) ....................    11,641,226      (40,983,915)


NET ASSETS

Beginning of year ..............................   538,768,698      579,752,613
                                                  ------------     ------------

End of year (including
  undistributed net investment
  income of $40,305,001 and
  $42,781,391, respectively) ...................  $550,409,924     $538,768,698
                                                  ============     ============


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------------
                                                                       2000         1999         1998         1997         1996
                                                                     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...............................   $   9.37     $  10.08     $   9.54     $   9.15     $   9.32
                                                                     --------     --------     --------     --------     --------
  Net investment  income (net of interest expense
    of $0.17, $0.22, $0.23, $0.18 and $0.19,
    respectively) ................................................       0.41         0.66         0.72         0.67         0.58

Net realized and unrealized gain (loss) ..........................       0.26        (0.89)        0.30         0.20        (0.22)
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) from investment operations ...............       0.67        (0.23)        1.02         0.87         0.36
                                                                     --------     --------     --------     --------     --------
Dividends from net investment income .............................      (0.47)       (0.48)       (0.48)       (0.48)       (0.53)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year* ....................................   $   9.57     $   9.37     $  10.08     $   9.54     $   9.15
                                                                     ========     ========     ========     ========     ========
Market value, end of year* .......................................   $   9.31     $   8.81     $   9.19     $   8.50     $   8.00
                                                                     ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ .........................................      11.42%        1.07%       14.02%       12.56%       11.79%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...............................................       0.71%        0.72%        0.75%        0.73%        0.74%
Operating expenses and interest expense ..........................       2.50%        3.00%        3.12%        3.05%        3.87%
Operating expenses, interest expense and excise taxes ............       2.78%        3.36%        3.19%        3.05%        3.87%
Net investment income ............................................       4.34%        6.84%        7.35%        6.84%        6.39%
SUPPLEMENTAL DATA:
Average net assets (000) .........................................   $537,775     $557,648     $563,470     $531,101     $518,963
Portfolio turnover ...............................................         22%          58%          61%         110%         107%
Net assets, end of year (000) ....................................   $550,410     $538,769     $579,753     $548,516     $526,116
Reverse repurchase agreements outstanding, end of year (000) .....   $180,478     $171,159     $286,008     $212,244     $213,085
Asset coverage ++ ................................................   $  4,050     $  4,148     $  3,027     $  3,584     $  3,469

----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.

++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2002. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BGT Subsidiary, Inc.These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after eliminattion of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At December 31, 2000 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates.

Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The trust did not engage in securities lending during the year ended December 31, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $1,483,055 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing premiums or discounts on all debt securities effective January 1, 2001. Prior to this date, the Trust did not amortize premiums or discounts on certain debt secuirites. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"), formerly Dean Witter Inter Capital, Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than for short-term investments, for the year ended December 31, 2000, aggregated $200,683,262 and $150,909,856, respectively.

   The Trust may invest up to 60% of its portfolio assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 2000, the Trust held 9.85% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 2000 was 715,746,099 and, accordingly, net unrealized appreciation for federal income tax purposes was $13,547,029 (gross unrealized appreciation--$27,470,473; gross unrealized depreciation--$13,923,444).

   For federal income tax purposes, the Trust has a capital loss carryforward as of December 31, 2000 of approximately $22,655,000, of which $2,195,000 expires in 2001 and $20,460,000 expires at the termination of the Trust. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at December 31, 2000 are as follows:

                                      VALUE AT         VALUE AT
NUMBER OF            EXPIRATION        TRADE         DECEMBER 31,    UNREALIZED
CONTRACTS   TYPE        DATE            DATE            2000        APPRECIATION
   ---     ------     ---------    -------------    -------------     --------
Short positions:
           30 Yr.
   450     T-Bond     Mar. 2001    $(47,368,917)    $(47,081,253)     $287,664
                                                                      ========

   Details of open interest rate swaps at December 31, 2000 are as follows:

NOTIONAL
 AMOUNT                       FIXED      FLOATING    TERMINATION   UNREALIZED
  (000)          TYPE         RATE         RATE          DATE     APPRECIATION
--------    -------------    ------    ------------    --------   -------------
$100,000    Interest Rate     5.94%    3 Mth. LIBOR    12/20/02     $ 85,166
(25,000)    Interest Rate     6.06%    3 Mth. LIBOR    12/20/10      141,696
                                                                    --------
                                                                    $226,862
                                                                    ========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was approximately $149,792,000 at a weighted average interest rate of approximately 6.31%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $180,477,763 as of December 31, 2000 which was 24.5% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not engage in dollar rolls during the year ended December 31, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the shares outstanding at December 31, 2000, the Advisor owned 10,724 shares.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Shareholders and Board of Directors of
The BlackRock Strategic Term Trust Inc.:

   We have  audited  the  accompanying  consolidated  statement  of  assets  and liabilities including the consolidated portfolio of investments, of The BlackRock Strategic Term Trust Inc. (the "Trust"), as of December 31, 2000, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian, and brokers, where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Strategic Term Trust Inc. at December 31, 2000, and the consolidated results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the taxable year ended December 31, 2000.

      During the fiscal year ended December 31, 2000, the Trust paid aggregate dividends of $0.475 per share from net investment income. For federal income tax purposes, the dividends you received are reportable in your 2000 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      We are required by Massachusetts, Missouri, and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 2.93% of the dividends paid from ordinary income in the fiscal year ended December 31, 2000 qualify for each of these states, tax exclusion.

      For the purpose fo preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDENDS REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Dean Witter FSB (the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the Shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

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                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
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THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Strategic Term Trust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. BlackRock's 301 clients are domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the expected maturities of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY
DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends

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which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IOclass is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a repaid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BGT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

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                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
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ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):   Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMO):            Mortgage-backed securities which separate mortgage
                              pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE-
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to share-holders shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

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GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities..


INVERSE-FLOATING
RATE MORTGAGES:               Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by FNMA FHLMC,
                              GNMA or FHA

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities.


PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE                       In a reverse repurchase agreement, the Trust sells
REPURCHASE AGREEMENTS:        securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED      Arrangements   in  which  a  pool  of   assets  is
SECURITIES:                   separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

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---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 869-6397

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311-3977
(800) 869-6397

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                              2 World Trade Center
                               New York, NY 10048
                                 (800) 227-7BFM

[RECYCLE LOGO] Printed on recycled paper                              9247P-10-8


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     BLACKROCK
THE  ---------
STRATEGIC TERM
TRUST INC.
==================================
CONSOLIDATED
ANNUAL REPORT
DECEMBER 31, 2000


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